UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 17, 2022

MORINGA ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40073	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

250 Park Avenue, 7th Floor
New York, NY	11040
(Address of Principal Executive Offices)	(Zip Code)

(212) 572-6395

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of a redeemable warrant	MACAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	MACA	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MACAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Business Combination Agreement

On August 17, 2022, Moringa Acquisition Corp (“Moringa”) entered into Amendment No. 1 (the “Amendment”) to the Business Combination Agreement (the “Agreement”), dated June 9, 2022, by and among Moringa, Holisto Ltd., a company organized under the laws of the State of Israel (“Holisto”), and Holisto MergerSub, Inc., a Cayman Islands exempted company and wholly-owned subsidiary of Holisto (“Merger Sub”).

The Amendment amends the Agreement in the following ways: (1) it extends the Outside Date under the Agreement from November 15, 2022 to January 1, 2023; and (2) it extends the date upon which a registration statement on Form F-4 in respect of the business combination under the Agreement (the “Registration Statement”) must be filed by Holisto with the Securities and Exchange Commission (the “SEC”) from 10 weeks from June 9, 2022 to thirteen weeks from such date.

Under Section 7.1 of the Agreement, either Moringa or Holisto may terminate the Agreement upon written notice to the other party if the Business Combination is not consummated on or before the Outside Date. Moreover, pursuant to Section 5.10(a) of the Agreement, Holisto is required to file the Registration Statement with the SEC by no later than thirteen weeks from June 9, 2022. Sections 7.1(g) and 7.4 of the Agreement also provide that if the Registration Statement has not been filed with the SEC by the specified date, Moringa may (1) terminate the Agreement by written notice to Holisto and (2) receive a Special Fee in an amount of US$3 million.

A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 8.01 Other Events.

On August 17, 2022, Moringa and Holisto mutually agreed to amend the Agreement in order to extend certain deadlines, as described in Item 1.01 above, which description is incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment No. 1, dated as of August 17, 2022, to Business Combination Agreement, dated as of June 9, 2022, by and among Moringa Acquisition Corp, Holisto Ltd., and Holisto MergerSub, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2022

MORINGA ACQUISITION CORP

By:	/s/ Gil Maman
Name:	Gil Maman
Title:	Chief Financial Officer

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